UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

SEACOR Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12289	13-3542736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(954) 523-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CKH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 8, 2020, SEACOR Holdings Inc. (the “Company”) delivered notices (the “Notices”) to Wells Fargo Bank, National Association (the “Trustee”) and the holders of the Company’s (i) 2.50% Convertible Senior Notes due 2027 (the “2027 Notes”) and (ii) 3.25% Convertible Senior Notes due 2030 (the “2030 Notes” together with the 2027 Notes, the “Notes”) of an anticipated Make-Whole Fundamental Change (as defined in each of the indentures governing the 2027 Notes and the 2030 Notes (the “Indentures”)).

The anticipated Make-Whole Fundamental Change will occur upon consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of December 4, 2020 (the “Merger Agreement”), among Safari Parent, Inc., a Delaware corporation (“Parent”), Safari Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which Merger Sub will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) (subject to certain exceptions) at a price of $41.50 per share, net to the seller of such shares in cash, without interest and subject to any required withholding of taxes, on the terms and conditions set forth in the Merger Agreement. Following the consummation of the Offer and subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company pursuant to Section 251(h) of the Delaware General Corporation Law, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).

As a result of the delivery of the Notices, holders of the Notes have the right to surrender their Notes for conversion at any time beginning on December 9, 2020 and ending on, and including, the Business Date immediately preceding Fundamental Change Purchase Date (as defined in the Indentures) for the anticipated Make Whole Fundamental Change.

The conversion rate for the (i) 2027 Notes is equal to 19.0831 shares of Company’s common stock, par value $0.01 per share (the “Common Stock”) per $1,000 principal amount of the 2027 Notes (equivalent to a conversion price of $52.52) and (ii) the 2030 Notes is equal to 13.192 shares of Common Stock per $1,000 principal amount of the 2030 Notes (equivalent to a conversion price of $75.80). The Company will deliver a notice of Settlement Method to Holders converting through the Trustee no later than the Close of Business on the Scheduled Trading Day immediately following the date on which the Holder delivers to the Conversion Agent its interest in the Global Note to be converted. After the Effective Date of the Make-Whole Fundamental Change, all conversions will be settled in cash pursuant to the provisions of Section 4.07(b) of each Indenture.

If the Offer and Merger are consummated, then, in accordance with the Indenture, the Company will be required to offer to repurchase Holders’ Notes at par in accordance with the terms of the Indentures and will, at the appropriate time, send a Fundamental Change Company Notice (as defined in the Indentures) to Holders.

This Current Report on Form 8-K does not constitute an offer to tender for, or purchase, or a solicitation of an offer to tender for, or purchase, any of the Notes or any other security.

A copy of each Notice is attached hereto as Exhibits 99.1 and 99.2 and incorporated into this Item 8.01 by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements discussed in this communication as well as in other reports, materials and oral statements that the Company releases from time to time constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements, including statements about the potential benefits of the proposed transaction, the prospective performance and outlook of the surviving company’s business, performance and opportunities, the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, including (i) uncertainties as to the timing and expected financing of the tender offer; (ii) the risk that the proposed transaction may not be completed, or if it is completed, that it will close in a timely manner; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) uncertainty surrounding how many of the Company’s stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived; (vi) the possibility of business disruptions due to transaction-related uncertainty and the response of business partners to the announcement, including customers; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) risks relating to the COVID-19 pandemic, including the volatility the pandemic has caused in the capital markets and the effects it has had and could continue to have on the global economy and (x) various other matters and factors discussed in Item 1A (Risk Factors) of the Company’s Annual report on Form 10-K and other reports filed by the Company with the SEC. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute The Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It

The tender offer described in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company, nor is it a substitute for any tender offer materials that Parent, Merger Sub or the Company will file with the SEC. A solicitation and an offer to buy shares of the Company will be made only pursuant to an offer to purchase and related materials that Parent intends to file with the SEC. At the time the tender offer is commenced, Parent will file a Tender Offer Statement on Schedule TO with the SEC, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE COMPANY’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of the Company at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s web site at www.sec.gov. Additional copies may be obtained for free by contacting the Company. Free copies of these materials and certain other offering documents will be made available by the Company upon request, by mail to SEACOR Holdings Inc., 2200 Eller Drive, Fort Lauderdale, FL 33316, attention: Investor Relations, or by phone at 1-954-523-2200, or by directing requests for such materials to the information agent for the offer, which will be named in the Tender Offer Statement. Copies of the documents filed with the SEC by the Company will be available free of charge under the “Investors” section of the Company’s internet website at seacorholdings.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

99.1	2.50% Senior Convertible Notes due 2027 Notice of Make-Whole Fundamental Change dated December 8, 2020
99.2	3.25% Senior Convertible Notes due 2030 Notice of Make-Whole Fundamental Change dated December 8, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

By:	/s/ William C. Long
Name:	William C. Long
Title	Executive Vice President
Chief Legal Officer and Corporate Secretary

Date: December 9, 2020